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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 26, 2004


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                     1-12215
                            (Commission file number)

                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)




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Item 1.01 Entry into a Material Definitive Agreement

         On August 26, 2004, Quest Diagnostics Incorporated (the "Company") and Kenneth W. Freeman, the Chairman of the Company, entered into an amendment to the Amended and Restated Employment Agreement dated as of January 1, 2003, as amended as of April 21, 2004 (the "Employment Agreement"). The amendment to the Employment Agreement memorializes certain actions taken by the Company during the second quarter of 2004 regarding the calculation of Mr. Freeman's non-qualified benefit payable under the executive retirement supplemental plan which resulted in the Company recording a charge of $10.3 million in the second quarter of 2004 related to the acceleration of certain pension benefits in connection with the recently completed CEO succession process.


Item 9.01. Financial Statements and Exhibits

c. Exhibit

99.1 Letter Agreement dated August 26, 2004 between the Company and Kenneth W. Freeman.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            September 1, 2004

                                            QUEST DIAGNOSTICS INCORPORATED


                                            By: /s/ Michael E. Prevoznik
                                                -------------------------
                                                Michael E. Prevoznik
                                                Senior Vice President and
                                                General Counsel